Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Contingencies and Guarantees

We are from time to time involved in certain legal proceedings in the ordinary course of conducting our business. While the ultimate liability pursuant to these actions cannot currently be determined, we believe these legal proceedings will not have a material adverse effect on our financial position or results of operations.

In the fourth quarter of 2013 we executed two non-cancelable purchase orders totaling $1.4 million for multiple shipments of tunable lasers to be delivered over an 18-month period beginning in 2013. At September 30, 2014, approximately $0.7 million of this commitment remained.

In September 2014, we received a preliminary audit report from the Defense Contract Audit Agency, or DCAA, with respect to our 2007 incurred cost submission and questioning $0.8 million of claimed costs that the DCAA believes are expressly unallowable under the Federal Acquisition Regulations and, therefore, subject to potential penalty. We have not been informed of any actual claim for penalty by the Defense Contract Management Agency and intend to contest such claim if received.

We have entered into indemnification agreements with our officers and directors, to the extent permitted by law, pursuant to which we have agreed to reimburse the officers and directors for legal expenses in the event of litigation and regulatory matters. The terms of these indemnification agreements provide for no limitation to the maximum potential future payments. We have a directors and officers insurance policy that may, in certain instances, mitigate the potential liability and payments.

9. Commitments and Contingencies

Obligation under Operating Leases

We lease facilities in Blacksburg, Charlottesville and Roanoke, Virginia under operating leases that as of December 31, 2013, were scheduled to expire between November 2014 and December 2018. Certain of the leases are subject to fixed escalations and provide for possible termination prior to their expiration dates. We recognize rent expense on such leases on a straight-line basis over the lease term. Rent expense under these leases recorded in our selling, general and administrative expense line on our statement of operations totaled approximately $1.3 million and $1.0 million, respectively, for the years ended December 31, 2012 and 2013. During 2013, we subleased a portion of the office space formerly occupied by Secure Computing and Communications group (“SCC”) to Mac-B. The amount of the sublease income recognized in 2013 was approximately $266,000. The sublease continues through April 30, 2014.

We are obligated under operating leases covering certain equipment that expire at various dates during the next two years.

Minimum future rentals, as of December 31, 2013, under the aforementioned operating leases for each of the next five years are:

2014	1,014,131
2015	503,760
2016	299,635
2017	305,628
2018	311,740

$2,434,894

Purchase Commitment

In the fourth quarter of 2013 we executed two non-cancelable purchase orders totaling $1.4 million for multiple shipments of tunable lasers to be delivered over an 18-month period beginning in the fourth quarter of 2013. At December 31, 2013, approximately $1.4 million of this commitment remained.

Royalty Agreement

We have licensed certain third-party technologies from vendors for which we owe minimum royalties aggregating $1.8 million payable over the remaining patent terms of the underlying technology.